UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07896

GAMCO Global Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GAMCO Vertumnus Fund

First Quarter Report — March 31, 2012

Mario J. Gabelli, CFA

To Our Shareholders,

For the quarter ended March 31, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Vertumnus Fund increased 2.9% compared with increases of 7.9% and 10.9% for the Bank of America Merrill Lynch Global 300 Convertible Index and the Morgan Stanley Capital International (“MSCI”) World Free Index, respectively.

Enclosed is the schedule of investments as of March 31, 2012.

Comparative Results

Average Annual Returns through March 31, 2012 (a) (Unaudited)					Since Inception (2/3/94)
	Quarter	1 Year	5 Year	10 Year
Class AAA (GAGCX)	2.94%	(6.60)%	(1.98)%	3.73%	4.25%
Bank of America Merrill Lynch Global 300 Convertible Index	7.94	(2.42)	3.73	6.75	N/A(d)
MSCI World Free Index	10.94	(1.72)	(2.82)	2.71	4.05(e)
Lipper Convertible Securities Fund Average	8.97	(1.88)	3.74	5.96	7.30
Class A (GAGAX)	2.92	(6.39)	(1.89)	3.77	4.28
With sales charge (b)	(3.00)	(11.77)	(3.05)	3.16	3.94
Class C (GACCX)	2.76	(7.27)	(2.75)	2.94	3.81
With contingent deferred sales charge (c)	1.76	(8.20)	(2.75)	2.94	3.81
Class I (GAGIX)	2.98	(6.10)	(1.73)	3.86	4.33

In the current prospectus dated April 27, 2012, the gross expense ratios for Class AAA, A, C, and I Shares are 3.38%, 3.38%, 4.13%, and 3.13%, respectively, and the net expense ratios in the current prospectus for these share classes are 2.02%, 2.02%, 2.77%, and 1.77%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation and economic and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged global convertible index composed of companies representative of the market structure of countries in North America, Europe, and the Asia/Pacific region. The MSCI World Free Index is an unmanaged free float adjusted market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific region. The Lipper Convertible Securities Fund Average reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	There is no data available for the Bank of America Merrill Lynch Global 300 Convertible Index prior to December 31, 1994.
(e)	MSCI World Free Index since inception performance is as of January 31, 1994.

The GAMCO Vertumnus Fund

Schedule of Investments — March 31, 2012 (Unaudited)

Principal Amount		Market Value

	CONVERTIBLE CORPORATE BONDS — 60.0%
	Aviation — 1.3%
$50,000	Textron Inc., Ser. TXT, Cv., 4.500%, 05/01/13	$107,313

	Broadcasting — 0.0%
400,000	Citadel Broadcasting Corp., Sub. Deb. Cv., Escrow, 4.000%, 02/11/20†(a)	0

	Commercial Services — 3.5%
300,000	The Providence Service Corp., Sub. Deb. Cv., 6.500%, 05/15/14	285,000

	Computer Hardware — 8.5%
700,000	SanDisk Corp., Cv., 1.000%, 05/15/13	701,750

	Computer Software and Services — 1.3%
100,000	Mentor Graphics Corp., Sub. Deb. Cv., 4.000%, 04/01/31(b)	108,250

	Consumer Products — 1.5%
400,000	Eastman Kodak Co., Cv., 7.000%, 04/01/17†	121,000

	Diversified Industrial — 6.3%
200,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	214,000
300,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17(b)	306,000

		520,000

	Electronics — 0.6%
52,000	Advanced Micro Devices Inc., Cv., 5.750%, 08/15/12	52,975

	Energy and Utilities — 8.1%
350,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	403,812
300,000	JA Solar Holdings Co. Ltd., Cv., 4.500%, 05/15/13	265,500

		669,312

	Entertainment — 0.9%
50,000	Take-Two Interactive Software Inc., Cv., 4.375%, 06/01/14	77,500

	Financial Services — 5.6%
200,000	CompuCredit Holdings Corp., Cv., 3.625%, 05/30/25	199,000
250,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	266,875

		465,875

	Health Care — 5.0%
400,000	Chemed Corp., Cv., 1.875%, 05/15/14	410,500

Principal Amount			Market Value

		Metals and Mining — 8.4%
$100,000		Alcoa Inc., Cv., 5.250%, 03/15/14	$167,125
200,000		Kinross Gold Corp., Cv., 1.750%, 03/15/28(b)	199,500
250,000		Newmont Mining Corp., Ser. B, Cv., 1.625%, 07/15/17	330,000

			696,625

		Telecommunications — 9.0%
450,000		NII Holdings Inc., Cv., 3.125%, 06/15/12	452,813
20,000,000	(c)	Softbank Corp., Cv., 1.500%, 03/31/13	293,863

			746,676

		TOTAL CONVERTIBLE CORPORATE BONDS	4,962,776

		CORPORATE BONDS — 0.9%
		Energy and Utilities — 0.5%
200,000		Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	44,500

		Retail — 0.4%
6,200,000		The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12†	31,000

		TOTAL CORPORATE BONDS	75,500

Shares

		COMMON STOCKS — 32.5%
		Aerospace — 6.1%
4,000		Goodrich Corp.	501,760

		Computer Software and Services — 1.7%
3,000		Taleo Corp., Cl. A†	137,790

		Electronics — 5.2%
6,000		Thomas & Betts Corp.†	431,460

		Financial Services — 5.3%
3		Berkshire Hathaway Inc., Cl. A†	365,700
1,000		Pacific Capital Bancorp NA†	45,610
500		Royal Bank of Canada	29,025

			440,335

		Food and Beverage — 4.6%
2,000		Kellogg Co.	107,260
1,000		Nestlé SA	62,922
2,000		PepsiCo Inc.	132,700
1,000		The Coca-Cola Co.	74,010

			376,892

		Health Care — 8.4%
1,000		Bristol-Myers Squibb Co.	33,750
3,000		Merck & Co. Inc.	115,200

See accompanying notes to schedule of investments.

2

The GAMCO Vertumnus Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
6,000	Pfizer Inc	$135,960
3,000	Roche Holding AG, ADR	130,920
3,000	Zoll Medical Corp.†	277,890

		693,720

	Telecommunications — 1.2%
4,000	Telekom Austria AG	46,584
2,000	Vodafone Group plc, ADR	55,340

		101,924

	TOTAL COMMON STOCKS	2,683,881

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 6.6%
$545,000	U.S. Treasury Bills, 0.030% to 0.115%††, 05/03/12 to 08/16/12	544,853

	TOTAL INVESTMENTS — 100.0%
	(Cost $8,020,481)	$8,267,010

	Aggregate tax cost	$8,020,511

	Gross unrealized appreciation	$656,865
	Gross unrealized depreciation	(410,366)

	Net unrealized appreciation/depreciation	$246,499

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2012, the fair valued security had no market value.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of Rule 144A securities amounted to $613,750 or 7.42% of total investments.
(c)	Principal amount denoted in Japanese Yen.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to schedule of investments.

3

The GAMCO Vertumnus Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

4

The GAMCO Vertumnus Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

	Valuation Inputs			Total Market Value at 3/31/12
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds(a)	—	$4,962,776	$ 0	$4,962,776
Corporate Bonds(a)	$ 31,000	44,500	—	75,500
Common Stocks(a)	2,683,881	—	—	2,683,881
U.S. Government Obligations	—	544,853	—	544,853

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,714,881	$5,552,129	$ 0	$8,267,010

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange

5

The GAMCO Vertumnus Fund

Notes to Schedule of Investments (Unaudited) (Continued)

rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at March 31, 2012. For the restricted securities the Fund held as of March 31, 2012, refer to the Schedule of Investments.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks,

6

The GAMCO Vertumnus Fund

Notes to Schedule of Investments (Unaudited) (Continued)

transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than begin considered all short-term as under previous law.

Capital Loss Carryforward Available through 2016	$1,409,463
Capital Loss Carryforward Available through 2017	379,911

Total Capital Loss Carryforwards	$1,789,374

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

7

GAMCO Global Series Funds, Inc.

The GAMCO Vertumnus Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Officers
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Vertumnus Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q112QR

GAMCO

The

GAMCO

Vertumnus

Fund

FIRST QUARTER REPORT

MARCH 31, 2012

The GAMCO Global Growth Fund

First Quarter Report — March 31, 2012

Howard F. Ward, CFA	Caesar Bryan

To Our Shareholders,

For the quarter ended March 31, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Growth Fund increased 12.9% compared with an increase of 12.0% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index.

Enclosed is the schedule of investments as of March 31, 2012.

Comparative Results

Average Annual Returns through March 31, 2012 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (2/7/94)
Class AAA (GICPX)	12.91%	4.48%	2.43%	5.67%	8.50%
MSCI AC World Free Index	11.96	(0.28)	0.29	5.80	4.08(d)
Lipper Global Large-Cap Growth Fund Average	13.81	2.39	0.59	4.51	N/A
Class A (GGGAX)	12.86	4.48	2.43	5.67	8.51
With sales charge (b)	6.37	(1.52)	1.22	5.05	8.16
Class C (GGGCX)	12.66	3.70	1.66	4.88	7.96
With contingent deferred sales charge (c)	11.66	2.70	1.66	4.88	7.96
Class I (GAGIX)	12.96	4.76	2.68	5.80	8.57

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, C, and I Shares are 1.84%, 1.84%, 2.59%, and 1.59%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower for the periods starting prior to November 23, 2001, due to the additional expenses associated with the class of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Free Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large Cap Growth Fund Average reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	MSCI AC World Free Index performance are as of inception of the indices since January 31, 1994.

The GAMCO Global Growth Fund

Schedule of Investments — March 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 98.8%
	INFORMATION TECHNOLOGY — 17.8%
6,200	Apple Inc.†	$3,716,714
5,500	Canon Inc.	259,816
25,000	EMC Corp.†	747,000
3,300	Google Inc., Cl. A†	2,116,092
3,700	International Business Machines Corp	772,005
3,740	Keyence Corp.	879,309
1,600	MasterCard Inc., Cl. A.	672,864
31,500	Microsoft Corp.	1,015,875
16,500	QUALCOMM Inc.	1,122,330
6,700	Visa Inc., Cl. A	790,600

	TOTAL INFORMATION TECHNOLOGY	12,092,605

	CONSUMER DISCRETIONARY — 16.3%
600	Amazon.com Inc.†	121,506
11,000	CBS Corp., Cl. B, Non-Voting	373,010
7,400	Christian Dior SA	1,135,478
3,500	Coach Inc.	270,480
19,000	Comcast Corp., Cl. A, Special	560,690
18,014	Compagnie Financiere Richemont SA, Cl. A	1,129,492
12,000	DIRECTV, Cl. A†	592,080
9,800	Hennes & Mauritz AB, Cl. B	354,624
15,500	Johnson Controls Inc.	503,440
9,000	Macy’s Inc.	357,570
6,900	NIKE Inc., Cl. B	748,236
13,000	Nikon Corp.	394,539
900	Priceline.com Inc.†	645,750
2,000	Ralph Lauren Corp.	348,660
14,700	Starbucks Corp.	821,583
11,000	The Home Depot Inc.	553,410
14,600	The Swatch Group AG	1,173,402
7,000	Tiffany & Co.	483,910
11,000	Viacom Inc., Cl. B	522,060

	TOTAL CONSUMER DISCRETIONARY	11,089,920

	CONSUMER STAPLES — 15.8%
7,000	Beam Inc.	409,990
4,000	Colgate-Palmolive Co.	391,120
5,300	Costco Wholesale Corp.	481,240
14,371	Danone	1,002,418
80,000	Davide Campari - Milano SpA	544,686
55,500	Diageo plc	1,333,793
6,000	Diageo plc, ADR	579,000
12,300	Mead Johnson Nutrition Co	1,014,504
21,400	Nestlé SA	1,346,538
4,100	PepsiCo Inc.	272,035
9,456	Pernod-Ricard SA	988,744
46,000	Tesco plc	242,802
14,500	The Coca-Cola Co.	1,073,145
6,000	The Estee Lauder Companies Inc., Cl. A.	371,640
5,000	Whole Foods Market Inc.	416,000

Shares		Market Value
11,100	Woolworths Ltd.	$298,717

	TOTAL CONSUMER STAPLES	10,766,372

	INDUSTRIALS — 15.4%
5,000	C.H. Robinson Worldwide Inc.	327,450
4,000	Caterpillar Inc.	426,080
2,900	Cummins Inc.	348,116
7,000	Eaton Corp.	348,810
7,000	Emerson Electric Co.	365,260
3,700	FANUC Corp.	656,228
2,700	Flowserve Corp.	311,877
27,000	General Electric Co.	541,890
8,500	Honeywell International Inc.	518,925
39,000	Jardine Matheson Holdings Ltd.	1,950,000
4,100	Joy Global Inc.	301,350
15,000	Komatsu Ltd.	427,510
10,500	PACCAR Inc.	491,715
5,100	Precision Castparts Corp.	881,790
9,600	Schneider Electric SA	627,248
5,000	Secom Co. Ltd.	244,654
9,300	Siemens AG	937,578
3,300	Union Pacific Corp.	354,684
5,000	United Technologies Corp.	414,700

	TOTAL INDUSTRIALS	10,475,865

	ENERGY — 13.7%
10,000	Cabot Oil & Gas Corp.	311,700
39,000	Cenovus Energy Inc.	1,401,660
11,500	ConocoPhillips	874,115
7,000	Continental Resources Inc.†.	600,740
12,100	EOG Resources Inc.	1,344,310
11,800	Hess Corp.	695,610
9,700	Occidental Petroleum Corp.	923,731
10,000	Saipem SpA	516,545
17,400	Schlumberger Ltd.	1,216,782
45,000	Suncor Energy Inc.	1,471,500

	TOTAL ENERGY	9,356,693

	HEALTH CARE — 10.6%
5,000	Abbott Laboratories	306,450
4,700	Allergan Inc.	448,521
6,700	Becton, Dickinson and Co.	520,255
6,600	Hisamitsu Pharmaceutical Co. Inc.	312,976
800	Intuitive Surgical Inc.†	433,400
11,000	Johnson & Johnson	725,560
10,000	Novartis AG, ADR	554,100
4,600	Novo Nordisk A/S, Cl. B	636,885
1,000	Novo Nordisk A/S, ADR	138,710
12,000	Roche Holding AG, ADR	523,680
2,600	Roche Holding AG, Genusschein	452,487
6,400	Shire plc, ADR	606,400
9,700	St. Jude Medical Inc.	429,807
9,100	Stryker Corp.	504,868

See accompanying notes to schedule of investments.

2

The GAMCO Global Growth Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
4,400	Takeda Pharmaceutical Co. Ltd.	$193,766
6,000	Varian Medical Systems Inc.†	413,760

	TOTAL HEALTH CARE	7,201,625

	MATERIALS — 5.1%
6,950	Anglo American plc	259,791
6,000	BHP Billiton plc	183,061
7,000	E. I. du Pont de Nemours and Co.	370,300
7,800	Freeport-McMoRan Copper & Gold Inc.	296,712
9,000	Goldcorp Inc.	405,540
5,000	Monsanto Co.	398,800
3,300	Rio Tinto plc	181,891
12,000	The Mosaic Co.	663,480
40,000	Tokai Carbon Co. Ltd.	213,121
5,200	Vale SA, ADR	121,316
23,598	Xstrata plc	403,114

	TOTAL MATERIALS	3,497,126

	FINANCIALS — 4.1%
2,100	BlackRock Inc.	430,290
25,000	Cheung Kong (Holdings) Ltd.	322,900
1,533	China Life Insurance Co. Ltd., ADR	59,588
8,000	Julius Baer Group Ltd.†	322,942
17,300	Schroders plc	437,204
24,000	Standard Chartered plc	598,848
50,000	Swire Pacific Ltd., Cl. A	560,488
35,000	Swire Properties Ltd.	86,987

	TOTAL FINANCIALS	2,819,247

	TOTAL COMMON STOCKS	67,299,453

Principal Amount		Market Value

	U.S. GOVERNMENT OBLIGATIONS — 1.2%
$ 802,000	U.S. Treasury Bills, 0.030% to 0.135%††, 06/14/12 to 08/23/12	$801,687

	TOTAL INVESTMENTS — 100.0% (Cost $54,147,565)	$68,101,140

	Aggregate tax cost	$54,147,796

	Gross unrealized appreciation	$15,312,575
	Gross unrealized depreciation	(1,359,231)

	Net unrealized appreciation/depreciation	$13,953,344

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	64.5%	$43,907,764
Europe	25.3	17,211,462
Japan	5.2	3,581,918
Asia/Pacific	4.8	3,278,680
Latin America	0.2	121,316

	100.0%	$68,101,140

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of th’e portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

See accompanying notes to schedule of investments.

3

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

4

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

Valuation Inputs*	Investments in Securities (Market Value) Assets
Level 1 - Quoted Prices	$67,299,453
Level 2 - Other Significant Obersvable Inputs	801,687

Total	$68,101,140

*

Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Level 2 consists of U.S. Government Obligations. Please refer to the SOI for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

    General.  The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation.  Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

There were no Level 3 investments held at March 31, 2012 or December 31, 2011.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange

5

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital

6

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than begin considered all short-term as under previous law.

Capital Loss Carryforward Available through 2017	$468,404

Total Capital Loss Carryforwards.	$468,404

7

GAMCO Global Series Funds, Inc.

The GAMCO Global Growth Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Officers
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB442Q112QR

GAMCO

The

GAMCO

Global

Growth

Fund

FIRST QUARTER REPORT

MARCH 31, 2012

The GAMCO Global Opportunity Fund

First Quarter Report — March 31, 2012

Morningstar® rated The GAMCO Global Opportunity Fund Class AAA Shares 4 stars overall and 4 stars for the ten year periods ended March 31, 2012 among 710 and 285 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

Caesar Bryan

To Our Shareholders,

For the quarter ended March 31, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Opportunity Fund increased 8.6% compared with an increase of 12.0% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index.

Enclosed is the schedule of investments as of March 31, 2012.

Comparative Results

Average Annual Returns through March 31, 2012 (a) (Unaudited)					Since Inception (5/11/98)
	Quarter	1 Year	5 Year	10 Year
Class AAA (GABOX)	8.60%	(3.01)%	0.64%	6.63%	6.47%
MSCI AC World Free Index	11.96	(0.28)	0.29	5.80	1.95(e)
Lipper Global Large-Cap Growth Fund Average	13.81	2.39	0.59	4.51	2.41(f)
Lipper Global Multi-Cap Growth Fund Average	14.44	(3.09)	1.96	6.33	7.16(g)
Class A (GOCAX)	8.57	(2.98)	0.64	6.65	6.47
With sales charge (b)	2.33	(8.55)	(0.55)	6.02	6.02
Class B (36464T703)	8.37	(3.77)	(0.12)	5.85	5.82
With contingent deferred sales charge (c)	3.37	(8.58)	(0.52)	5.85	5.82
Class C (GGLCX)	8.41	(3.73)	(0.15)	6.12	6.13
With contingent deferred sales charge (d)	7.41	(4.70)	(0.15)	6.12	6.13
Class I (GLOIX)	8.64	(2.76)	0.86	6.75	6.55

In the current prospectus dated April 27, 2012, the gross expense ratios for Class AAA, A, B, C, and I Shares are 2.60%, 2.60%, 3.35%, 3.35%, and 2.35%, respectively, and the net expense ratios in the current prospectus for these share classes are 2.01%, 2.01%, 2.76%, 2.76%, and 1.76%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, Class C Shares, and Class I Shares on March 12, 2000, August 16, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class B Shares and Class C Shares would have been lower for the periods starting prior to August 16, 2000 and November 23, 2001, respectively, due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The MSCI AC World Free Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Multi-Cap Growth Fund Average and the Lipper Global Large-Cap Growth Fund Average reflect the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)	MSCI AC World Free Index since inception performance is as of May 29, 1998.
(f)	Lipper Global Large-Cap Growth Fund Average since inception performance is as of June 30, 1998.
(g)	Lipper Global Multi-Cap Growth Fund Average since inception performance is as of September 30, 1998.

The GAMCO Global Opportunity Fund

Schedule of Investments — March 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 100.0%
	CONSUMER STAPLES — 20.0%
2,000	Beam Inc.	$117,140
8,000	British American Tobacco plc	403,135
1,300	Danone	90,679
7,000	Diageo plc	168,226
2,280	Dr Pepper Snapple Group Inc.	91,679
5,000	General Mills Inc.	197,250
3,000	Heineken Holding NV	140,439
3,000	Mead Johnson Nutrition Co.	247,440
2,560	Pernod-Ricard SA	267,680
2,150	Philip Morris International Inc.	190,512
4,500	Sara Lee Corp.	96,885
3,000	The Procter & Gamble Co.	201,630
2,750	Wesfarmers Ltd.	85,515

	TOTAL CONSUMER STAPLES	2,298,210

	INDUSTRIALS — 18.4%
600	Bucher Industries AG	127,152
4,500	CNH Global NV†	178,650
1,000	FANUC Corp.	177,359
2,000	Fortune Brands Home & Security Inc.†	44,140
4,300	Jardine Matheson Holdings Ltd.	215,000
3,600	Komatsu Ltd.	102,602
3,000	L-3 Communications Holdings Inc.	212,310
2,500	Lockheed Martin Corp.	224,650
4,000	Mitsui & Co. Ltd.	65,579
3,000	Precision Castparts Corp.	518,700
30,000	Sime Darby Berhad	95,381
1,000	SMC Corp.	158,995

	TOTAL INDUSTRIALS	2,120,518

	MATERIALS — 14.8%
1,200	Agnico-Eagle Mines Ltd.	40,056
25,000	Antofagasta plc	460,653
3,600	BHP Billiton plc	109,837
27,000	Gold Fields Ltd., ADR	375,300
2,500	Monsanto Co.	199,400
2,000	Newcrest Mining Ltd.(a)	61,340
1,830	Rio Tinto plc	100,867
10,000	Sanyo Special Steel Co. Ltd.	54,247
400	Syngenta AG†	138,296
10,000	Xstrata plc	170,825

	TOTAL MATERIALS	1,710,821

	CONSUMER DISCRETIONARY — 12.0%
1,500	AMC Networks Inc., Cl. A†	66,945
2,500	Christian Dior SA	383,607
9,000	Compagnie Financiere Richemont SA, Cl. A	564,307
3,000	DIRECTV, Cl. A†	148,020
30,000	Genting Berhad	106,153
6,000	Liberty Interactive Corp., Cl. A†	114,540

	TOTAL CONSUMER DISCRETIONARY	1,383,572

Shares		Market Value

	ENERGY — 10.3%
10,000	BP plc	$73,984
1,200	EOG Resources Inc.	133,320
3,000	Imperial Oil Ltd.	136,308
1,200	Occidental Petroleum Corp.	114,276
2,500	Saipem SpA	129,136
5,700	Schlumberger Ltd.	398,601
6,000	Suncor Energy Inc.	196,200

	TOTAL ENERGY	1,181,825

	INFORMATION TECHNOLOGY — 9.5%
2,000	Canon Inc.	94,479
800	Google Inc., Cl. A†	512,992
2,800	Hoya Corp.	62,888
550	Keyence Corp.	129,310
9,000	Microsoft Corp.	290,250

	TOTAL INFORMATION TECHNOLOGY	1,089,919

	HEALTH CARE — 7.4%
2,000	Cochlear Ltd.	128,238
4,400	Novartis AG	243,518
2,000	Roche Holding AG, Genusschein	348,067
3,000	St. Jude Medical Inc.	132,930

	TOTAL HEALTH CARE	852,753

	FINANCIAL SERVICES — 5.9%
5,000	Cheung Kong (Holdings) Ltd.	64,580
16,000	Hongkong Land Holdings Ltd.	92,960
10,000	Kinnevik Investment AB, Cl. B	232,625
7,000	Schroders plc	176,903
47,000	Swire Properties Ltd.	116,811

	TOTAL FINANCIAL SERVICES	683,879

	TELECOMMUNICATION SERVICES — 1.7%
4,800	Telephone & Data Systems Inc.	111,120
2,000	United States Cellular Corp.†	81,860

	TOTAL TELECOMMUNICATION SERVICES	192,980

	TOTAL COMMON STOCKS	11,514,477

	TOTAL INVESTMENTS — 100.0% (Cost $7,248,998)	$11,514,477

	Aggregate tax cost	$7,249,025

	Gross unrealized appreciation	$4,456,975
	Gross unrealized depreciation	(191,523)

	Net unrealized appreciation/depreciation	$4,265,452

See accompanying notes to schedule of investments.

2

The GAMCO Global Opportunity Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2012, the market value of the fair valued security amounted to $61,340 or 0.53% of total investments.
†	Non-income producing security.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	41.8%	$4,819,153
Europe	39.2	4,508,587
Asia/Pacific.	8.4	965,978
Japan	7.3	845,459
South Africa	3.3	375,300

	100.0%	$11,514,477

See accompanying notes to schedule of investment.

3

The GAMCO Global Opportunity Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

4

The GAMCO Global Opportunity Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

	Valuation Inputs		Total Market Value at 3/31/12
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Materials	$1,649,481	$61,340	$1,710,821
Other Industries (a)	9,803,656	—	9,803,656

Total Common Stocks	11,453,137	61,340	11,514,477

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$11,453,137	$61,340	$11,514,477

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

There were no Level 3 investments held at March 31, 2012 or December 31, 2011.

5

The GAMCO Global Opportunity Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

6

The GAMCO Global Opportunity Fund

Notes to Schedule of Investments (Unaudited) (Continued)

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than begin considered all short-term as under previous law.

Capital Loss Carryforward Available through 2012	$1,201,151
Capital Loss Carryforward Available through 2016	1,170,048
Capital Loss Carryforward Available through 2017	98,006

Total Capital Loss Carryforwards	$2,469,205

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

7

GAMCO Global Series Funds, Inc.

The GAMCO Global Opportunity Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Officers
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q112QR

GAMCO

The

GAMCO

Global

Opportunity

Fund

Morningstar® rated The GAMCO Global Opportunity Fund Class AAA Shares 4 stars overall and 4 stars for the ten year periods ended March 31, 2012 among 710 and 285 World Stock funds, respectively. MorningstarTM is based on risk-adjusted returns.

FIRST QUARTER REPORT

MARCH 31, 2012

The GAMCO Global Telecommunications Fund

First Quarter Report — March 31, 2012

Mario J. Gabelli, CFA	Sergey Dluzhevskiy, CFA, CPA	Evan Miller, CFA

To Our Shareholders,

For the quarter ended March 31, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Telecommunications Fund increased 6.7% compared with an increase of 1.8% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Telecommunications Services Index.

Enclosed is the schedule of investments as of March 31, 2012.

Comparative Results

Average Annual Returns through March 31, 2012 (a) (Unaudited)					Since Inception (6/30/95)
	Quarter	1 Year	5 Year	10 Year
Class AAA (GABTX)	6.67%	(5.70)%	(1.55)%	6.20%	7.60%
MSCI AC World Telecommunication Services Index	1.83	(7.91)	(3.09)	2.01	N/A
MSCI AC World Free Index	11.96	(0.28)	0.29	5.80	4.36(e)
Class A (GTCAX)	6.67	(5.72)	(1.54)	6.21	7.61
With sales charge (b)	0.54	(11.14)	(2.70)	5.59	7.26
Class B (GTCBX)	6.38	(6.46)	(2.31)	5.39	7.09
With contingent deferred sales charge (c)	1.38	(11.14)	(2.70)	5.39	7.09
Class C (GTCCX)	6.46	(6.37)	(2.29)	5.40	7.09
With contingent deferred sales charge (d)	5.46	(7.31)	(2.29)	5.40	7.09
Class I (GGTIX)	6.73	(5.46)	(1.33)	6.32	7.67

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, B, C, and I Shares are 1.61%, 1.61%, 2.36%, 2.36%, and 1.36%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, Class C Shares, and Class I Shares on March 12, 2000, March 13, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Free Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)	MSCI AC World Free Index performance are as of inception of the indices since October 29, 1993.

The GAMCO Global Telecommunications Fund

Schedule of Investments — March 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 99.2%
	DIVERSIFIED TELECOMMUNICATIONS SERVICES — 48.2%
	Africa/Middle East — 0.5%
37,000	Maroc Telecom SA	$601,542
200,000	Pakistan Telecommunication Co. Ltd.(a)	27,157
9,100	Telkom SA Ltd.	28,471

		657,170

	Asia/Pacific — 5.0%
225,000	Asia Satellite Telecommunications Holdings Ltd.(b)	550,508
5,280	Chorus Ltd., ADR†	79,464
170,000	First Pacific Co. Ltd.	188,486
9,000	First Pacific Co. Ltd., ADR	50,040
3,913	HKT Trust and HKT Ltd.†	3,044
90,000	PCCW Ltd.	32,219
36,000	Philippine Long Distance Telephone Co., ADR	2,238,840
18,860	PT Telekomunikasi Indonesia, ADR.	572,590
777,000	Singapore Telecommunications Ltd.	1,947,059
375,000	Telekom Malaysia Berhad	651,216
1,865,000	True Corp. Public Co. Ltd., Cl. F†	205,543
8,075	TT&T Public Co. Ltd., GDR†(a)(b)(c)	242

		6,519,251

	Europe — 19.3%
11,250	Belgacom SA	361,676
2,090,000	Cable & Wireless Worldwide plc	1,136,596
110,000	Colt Group SA†.	184,389
273,000	Deutsche Telekom AG, ADR	3,289,650
16,000	Elisa Oyj	383,467
25,000	France Telecom SA, ADR	371,250
3,807	Hellenic Telecommunications Organization SA	16,197
25,900	Hellenic Telecommunications Organization SA, ADR	55,685
2,100	Iliad SA	289,321
39,000	Koninklijke KPN NV, ADR	431,340
30,000	Portugal Telecom SGPS SA	163,206
30,000	Portugal Telecom SGPS SA, ADR	162,300
9,300	Rostelecom OJSC, ADR†	272,372
83,600	Sistema JSFC, GDR(d)	1,646,084
100,000	Sonaecom SGPS SA	162,045
40,500	Swisscom AG, ADR	1,631,340
8,000	Tele2 AB, Cl. B.	163,246
860,000	Telecom Italia SpA	1,022,540
21,000	Telecom Italia SpA, ADR	249,270
281,000	Telefonica SA, ADR	4,611,210
112,000	Telekom Austria AG.	1,304,344
62,000	Telenor ASA	1,149,691
472,000	TeliaSonera AB	3,291,829
242,000	VimpelCom Ltd., ADR	2,700,720

		25,049,768

Shares		Market Value

	Japan — 0.7%
16,000	Nippon Telegraph & Telephone Corp	$725,867
10,000	Nippon Telegraph & Telephone Corp., ADR	226,200

		952,067

	Latin America — 3.7%
37,415,054	Cable & Wireless Jamaica Ltd.(e)	68,988
26,000	Oi SA	162,229
16,034	Oi SA, ADR.	254,941
6,490	Oi SA, Cl. C, ADR	41,082
44	Oi SA, Preference	233
13,500	Tele Norte Leste Participacoes SA	187,696
20,193	Tele Norte Leste Participacoes SA, ADR	229,191
147,000	Telecom Argentina SA, ADR	2,604,840
18,270	Telefonica Brasil SA	508,231
12,266	Telefonica Brasil SA, ADR	375,708
5,046	Telefonica Brasil SA, Preference	154,328
6,361	Telefonica SA	104,222
3,355	Telemar Norte Leste SA, Preference, Cl. A	87,594

		4,779,283

	North America — 19.0%
8,000	AboveNet Inc.†	662,400
109,000	AT&T Inc.	3,404,070
30,000	Atlantic Tele-Network Inc.	1,090,800
28,500	CenturyLink Inc.	1,101,525
740,000	Cincinnati Bell Inc.†	2,974,800
10,000	E.Spire Communications Inc.†(b)	0
25,000	EarthLink Inc.	199,750
3,600	Equinix Inc.†	566,820
54,000	General Communication Inc., Cl. A†	470,880
50,000	Internap Network Services Corp.†.	367,000
22,422	McLeodUSA Inc., Cl. A†(b)	110
130,000	McLeodUSA Inc., Cl. A, Escrow†(b)	0
27,100	New ULM Telecom Inc.	210,025
20,000	NorthPoint Communications Group Inc.†.	8
38,500	Shenandoah Telecommunications Co.	429,275
145,843	Telephone & Data Systems Inc.	3,376,256
28,000	TELUS Corp.	1,624,783
18,000	TELUS Corp., Non-Voting	1,024,111
96,000	tw telecom inc.†	2,127,360
122,000	Verizon Communications Inc.	4,664,060
36,000	Windstream Corp.	421,560

		24,715,593

	TOTAL DIVERSIFIED TELECOMMUNICATIONS SERVICES	62,673,132

	WIRELESS TELECOMMUNICATIONS SERVICES — 29.6%

	Africa/Middle East — 1.1%
4,000	Econet Wireless Zimbabwe Ltd.	15,200
21,000	MTN Group Ltd.	369,628
222,440	Orascom Telecom Holding SAE, GDR†(d)	715,812

See accompanying notes to schedule of investments.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	WIRELESS TELECOMMUNICATIONS SERVICES (Continued)
	Africa/Middle East (Continued)
222,440	Orascom Telecom Media and Technology Holding SAE, GDR†(a)(b)	$266,928

		1,367,568

	Asia/Pacific — 3.7%
263,000	Axiata Group Berhad.	446,418
50,000	China Mobile Ltd., ADR	2,754,000
56,000	China Unicom Hong Kong Ltd., ADR	940,800
666	Hutchison Telecommunications Hong Kong Holdings Ltd.	282
4,800	PT Indosat Tbk, ADR	134,352
38,000	SK Telecom Co. Ltd., ADR	528,580
200,000	Time dotCom Berhad†	44,067

		4,848,499

	Europe — 7.4%
30,000	Bouygues SA	917,457
309,000	Cable & Wireless Communications plc	159,591
29,800	Millicom International Cellular SA, SDR	3,378,276
12,000	Mobile TeleSystems OJSC, ADR	220,080
103,000	Turkcell Iletisim Hizmetleri A/S, ADR†	1,297,800
99,000	Vivendi SA	1,816,829
65,000	Vodafone Group plc, ADR	1,798,550

		9,588,583

	Japan — 3.0%
365	KDDI Corp	2,363,658
950	NTT DoCoMo Inc	1,577,021

		3,940,679

	Latin America — 5.8%
194,000	America Movil SAB de CV, Cl. L, ADR	4,817,020
17,500	Grupo Iusacell SA de CV†(b)	0
58,000	NII Holdings Inc.†	1,061,980
150,000	Tim Participacoes SA	953,190
23,536	Tim Participacoes SA, ADR	759,271

		7,591,461

	North America — 8.6%
113,000	Clearwire Corp., Cl. A†.	257,640
44,500	MetroPCS Communications Inc.†	401,390
300	Nextwave Wireless Inc.†	42
96,000	Rogers Communications Inc., Cl. B	3,811,200
620,000	Sprint Nextel Corp.†	1,767,000
119,200	United States Cellular Corp.†	4,878,856

		11,116,128

	TOTAL WIRELESS TELECOMMUNICATIONS SERVICES	38,452,918

Shares			Market Value

		OTHER — 21.4%

		Africa/Middle East — 0.0%
1,009		Kingdom Financial Holdings Ltd., Cl. L†(b)	$0
504		Meikles Ltd.†.	71

			71

		Asia/Pacific — 0.5%
19,065		Austar United Communications Ltd.†	28,635
70,000		C.P. Pokphand Co., ADR	206,500
26,000		Himachal Futuristic Communications, GDR†(a)(b)	22,719
4,000	(f)	Hutchison Port Holdings Trust	3,060
40,000		Hutchison Whampoa Ltd.	399,714
250,000		Time Engineering Berhad	27,338

			687,966

		Europe — 3.0%
9,000		British Sky Broadcasting Group plc	97,313
1,000		British Sky Broadcasting Group plc, ADR	43,280
9,000		E.ON AG	215,580
56,000		G4S plc	244,082
88,000		GN Store Nord A/S	939,224
20,000		InterXion Holding NV†	359,000
4,300		Kinnevik Investment AB, Cl. A	100,094
55,500		Kinnevik Investment AB, Cl. B	1,291,068
14,000		Nokia OYJ, ADR	76,860
16,082		PostNL NV, ADR	98,100
900		Shellshock Ltd.†	583
21,000		Telegraaf Media Groep NV	247,337
14,181		TNT Express NV, ADR	174,426
12,000		Waterloo Investment Holdings Ltd.†(b)	768
4,000		Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	13,604
8,000		Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA, ADR	27,166

			3,928,485

		Japan — 0.4%
72,000		Furukawa Electric Co. Ltd.	191,374
21,000		Tokyo Broadcasting System Holdings Inc.	313,084

			504,458

		Latin America — 0.3%
15,000		Grupo Televisa SA, ADR	316,200
1,224		Shellproof Ltd.†	891

			317,091

		North America — 17.2%
80,000		Adelphia Communications Corp., Cl. A†(b)	0
80,000		Adelphia Communications Corp., Cl. A, Escrow†(b)	0
80,000		Adelphia Recovery Trust†	56
24,250		AMC Networks Inc., Cl. A†	1,082,278
2,100		Ascent Capital Group Inc., Cl. A†	99,309

See accompanying notes to schedule of investments.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	OTHER (Continued)
	North America (Continued)
112,000	Cablevision Systems Corp., Cl. A	$1,644,160
11,434	CanWest Global Communications Corp., Cl. A, Canada†(b)	517
23,566	CanWest Global Communications Corp., Cl. A, United States†(b)	1,063
7,400	Cogeco Inc.	402,402
15,000	Comcast Corp., Cl. A, Special	442,650
4,000	Convergys Corp.†	53,400
109,000	DIRECTV, Cl. A†	5,378,060
107,000	DISH Network Corp., Cl. A	3,523,510
14,400	EchoStar Corp., Cl. A†	405,216
6,000	Fisher Communications Inc.†	184,320
400	Google Inc., Cl. A†.	256,496
30,000	Liberty Global Inc., Cl. A†	1,502,400
46,500	Liberty Global Inc., Cl. C†	2,226,885
14,000	Liberty Interactive Corp., Cl. A†	267,260
18,500	Liberty Media Corp. - Liberty Capital, Cl. A†	1,630,775
45,000	LSI Corp.†	390,600
1,000	NCM Services Inc.†	60
2,000	News Corp., Cl. B.	39,960
24,000	Pendrell Corp.†.	62,640
6,000	SCANA Corp.	273,660
4,500	SJW Corp.	108,540
18,000	The Madison Square Garden Co., Cl. A†	615,600
4,000	Time Warner Cable Inc.	326,000
14,000	Time Warner Inc.	528,500
47	Xanadoo Co., Cl. A†	13,395
56,000	Yahoo! Inc.†	852,320

		22,312,032

	TOTAL OTHER	27,750,103

	TOTAL COMMON STOCKS	128,876,153

	PREFERRED STOCKS — 0.0%
	DIVERSIFIED TELECOMMUNICATIONS SERVICES — 0.0%
	Latin America — 0.0%
26,044	Brasil Telecom, Pfd., Ser. B	36,285

	WARRANTS — 0.8%
	WIRELESS TELECOMMUNICATIONS SERVICES — 0.8%
	Asia/Pacific — 0.8%
160,000	Bharti Airtel Ltd., expire 09/19/13†(a)	1,062,656

	TOTAL INVESTMENTS — 100.0% (Cost $104,976,386)	$129,975,094

Market Value

Aggregate tax cost.	$107,494,379

Gross unrealized appreciation	$42,697,076
Gross unrealized depreciation	(20,216,361)

Net unrealized appreciation/depreciation	$22,480,715

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of Rule 144A securities amounted to $1,379,702 or 1.06% of total investments.

(b)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2012, the market value of fair valued securities amounted to $842,855 or 0.65% of total investments.

(c)	Illiquid security.
(d)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2012, the market value of Regulation S securities amounted to $2,361,896 or 1.82% of total investments, which were valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	03/31/12 Carrying Value Per Unit
222,440	Orascom Telecom Holding SAE, GDR.	06/22/07	$1,249,360	$3.2180
83,600	Sistema JSFC, GDR	02/09/05	1,633,891	19.6900
(e)

At March 31, 2012, the Fund held an investment in a restricted security amounting to $68,988 or 0.05% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	03/31/12 Carrying Value Per Unit
37,415,054	Cable & Wireless Jamaica Ltd.	03/10/94	$499,070	$0.0018

(f)	Denoted in units.
†	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Geographic Diversification	% of Market Value	Market Value
North America	44.7%	$58,143,753
Europe	29.7	38,566,836
Asia/Pacific	10.1	13,118,372
Latin America	9.8	12,724,120
Japan	4.1	5,397,204
Africa/Middle East	1.6	2,024,809

	100.0%	$129,975,094

See accompanying notes to schedule of investments.

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DIVERSIFIED TELECOMMUNICATIONS SERVICES
Asia/Pacific	$5,762,958	$ 205,543	$550,750	$ 6,519,251
Latin America	4,710,295	68,988	—	4,779,283
North America	24,715,483	—	110	24,715,593
Other Regions(a)	26,659,005	—	—	26,659,005
WIRELESS TELECOMMUNICATIONS SERVICES
Africa/Middle East	1,100,640	266,928	—	1,367,568
Latin America	7,591,461	—	0	7,591,461
Other Regions(a)	29,493,889	—	—	29,493,889
OTHER
Africa/Middle East	71	—	0	71
Asia/Pacific	665,247	22,719	—	687,966
Europe	3,927,717	—	768	3,928,485
North America	22,311,515	517	0	22,312,032
Other Regions(a)	821,549	—	—	821,549

Total Common Stocks	127,759,830	564,695	551,628	128,876,153

Preferred Stocks(a)	—	36,285	—	36,285
Warrants(a)	—	1,062,656	—	1,062,656

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$127,759,830	$1,663,636	$551,628	$129,975,094

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Unaudited) (Continued)

available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of March 31, 2012, refer to the Schedule of Investments.

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than begin considered all short-term as under previous law.

Capital Loss Carryforward Available through 2012	$3,314,655
Capital Loss Carryforward Available through 2016	250,132
Capital Loss Carryforward Available through 2017	4,306,785

Total Capital Loss Carryforwards	$7,871,572

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)	Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend

paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)	Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.

(Multiclass)	Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass) Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.

(Multiclass)	Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(Multiclass)	Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

Team Managed

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)	Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.

(Multiclass) Portfolio Manager:             Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load) Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load) Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.

(Multiclass) Portfolio Managers: Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.

(Multiclass) Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

GAMCO Global Series Funds, Inc.

The GAMCO Global Telecommunications Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Officers
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company
Distributor
G.distributors, LLC
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q112QR

The

GAMCO

Global

Telecommunications

Fund

FIRST QUARTER REPORT

MARCH 31, 2012

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Global Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/30/12

*	Print the name and title of each signing officer under his or her signature.